UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 2, 2015 (December 22, 2014)

VolitionRX Limited
(Exact name of registrant as specified in its charter)

Delaware	000-30402	91-1949078
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1 Scotts Road
#24-05 Shaw Centre
Singapore 228208
(Address of principal executive offices)

+1 (646) 650-1351
(Registrant’s Telephone Number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

      .Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      .Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      .Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      .Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

VOLITIONRX LIMITED

Form 8-K

Current Report

ITEM 8.01 OTHER EVENTS

Change in Corporate Transfer Agent

On December 22, 2014, VolitionRX Limited (the “Corporation”) dismissed Holladay Stock Transfer as its transfer agent and registrar of the securities of the Corporation effective on December 30, 2014. As of December 24, 2014, the Corporation has appointed VStock Transfer, LLC, a California limited liability company, to act as the transfer agent and registrar of the Corporation’s securities.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VOLITIONRX LIMITED

Date: January 2, 2015

By:

/s/ Cameron Reynolds

Cameron Reynolds

Chief Executive Officer & President

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